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             AGREEMENT FOR FABRICATION AND PURCHASE OF SEMICONDUCTOR
                                    PRODUCTS

                                     between

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                                       and
                           WESTERN DIGITAL CORPORATION



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            AGREEMENT FOR FABRICATION AND PURCHASE OF SEMICONDUCTOR
                                    PRODUCTS

Section                                                                 Page
-------                                                                 ----
1.0    DEFINITIONS ..............................................   Page 3 of 24
2.0    UTILIZATION OF PRODUCTS ..................................   Page 4 of 24
3.0    CONTRACT PERIOD ..........................................   Page 4 of 24
4.0    PRODUCT PURCHASE INFORMATION .............................   Page 4 of 24
5.0    PURCHASE ORDERS ..........................................   Page 4 of 24
6.0    SECURITY INTEREST ........................................   Page 5 of 24
7.0    INVOICING, PAYMENT TERMS, TAXES ..........................   Page 5 of 24
8.0    TERMINATION ..............................................   Page 6 of 24
9.0    ENGINEERING CHANGES ......................................   Page 7 of 24
10.0   PRODUCT WARRANTY .........................................   Page 8 of 24
11.0   IBM TRADEMARKS AND TRADE NAMES ...........................   Page 9 of 24
12.0   INTELLECTUAL PROPERTY RIGHTS INDEMNITY ...................   Page 9 of 24
13.0   CONFIDENTIAL INFORMATION .................................  Page 10 of 24
14.0   LIMITATION OF REMEDIES ...................................  Page 11 of 24
15.0   NOTICES ..................................................  Page 12 of 24
16.0   GENERAL PROVISIONS .......................................  Page 12 of 24
ATTACHMENT 1 ....................................................  Page 15 of 24
JIT PROGRAM SUPPLEMENT ..........................................  Page 20 of 24
EXHIBIT I (FORM PARTICIPATION AGREEMENT) ........................  Page 24 of 24



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            AGREEMENT FOR FABRICATION AND PURCHASE OF SEMICONDUCTOR
                                    PRODUCTS

                                                        Agreement Number: 000690
                                                        Customer Number: WD1

This Agreement for Fabrication and Purchase of Semiconductor Products ("Agreement"), Agreement Number 000690, dated February 7, 2001, is made and entered into by and between Western Digital Corporation ("Buyer") and International Business Machines Corporation ("IBM").

Buyer agrees to purchase and IBM agrees to fabricate and sell the Products as specified herein in accordance with the terms and conditions stated in this Agreement including its Attachments.

1.0     DEFINITIONS

        1.1     Commencement Date: February 7, 2001.

        1.2 Engineering Change: A mechanical or electrical change to Product which may affect form, fit, function or maintainability.

        1.3 Plant of Manufacture: The IBM location that manages the consolidation/assembly and shipment of Product to IBM Distribution Points or Buyer.

        1.4 Product(s): The product(s) to be fabricated, sold and purchased under this Agreement and listed in Attachments.

        1.5 Purchase Order: An order submitted by Customer for the purchase of Products under this Agreement.

        1.6 Purchase Order Lead Time: The required minimum amount of time between IBM's receipt of the purchase order issued by Buyer and the requested shipment date that is necessary to accommodate manufacturing cycle time.

        1.7 Shipment Date: The date for shipment of Product requested by Buyer in a Purchase Order accepted by IBM.

        1.8 Related Company: A corporation, company or other entity which controls or is controlled by a party hereunder or by another Related Company of such party, where control means ownership or control, direct or indirect, of more than fifty (50) percent of:
                (i) the outstanding voting shares or securities (representing the



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                right to vote for the election of directors or managing
                authority), or (ii) the ownership interests representing the right to make decisions for such a corporation, company or other entity (as the case may be in a partnership, joint venture or unincorporated association having no outstanding shares or securities). However, any such corporation, company or other entity shall be deemed to be a Related Company of such party only so long as such ownership or control exists.

        1.9     Unit(s): A single unit of the Product.

2.0     UTILIZATION OF PRODUCTS

        IBM will not have any installation, warranty or maintenance responsibilities for Product except as referred to in Section 9.0 entitled "Engineering Changes", and Section 10.0 entitled "Product Warranty" unless otherwise agreed to in writing between the parties.

3.0     CONTRACT PERIOD

        The term of this Agreement shall begin on the Commencement Date and expire on February 7, 2003.

4.0     PRODUCT PURCHASE INFORMATION

        Product forecasting, pricing, shipping terms and related provisions, if applicable, are set forth in Attachments or the Just In Time (JIT) Program Supplement ("the Supplement").

5.0     PURCHASE ORDERS

        5.1 Buyer shall order Product by issuing written Purchase Orders, which are subject to acceptance by IBM. Acknowledgment of acceptance or rejection of Purchase Orders must be made within seven (7) days. If IBM fails to accept or reject a Purchase Order within such period, both Buyer and IBM agree to discuss if any options or provisions are available to resolve the issue. IBM and Buyer authorize Buyer's Related Companies to purchase under this Agreement, provided that such Related Company enters into a "Participation Agreement" in the form attached hereto at
                Exhibit 1. IBM shall ship Units in accordance with such Purchase Orders. Purchase Orders must be placed in advance, with at least the Purchase Order Lead Time specified in Attachments, to allow IBM to meet Buyer's requested Shipment Date. Buyer may request an improved shipment date, however, such request is subject to acceptance by IBM.

        5.2 Except for Product part numbers, part number descriptions, price, and quantities, Purchase Orders and acknowledgments will be used to convey information only and any terms and conditions on those are void and replaced by this Agreement.




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        5.3     Purchase Orders shall include the following:

                a)      Product being purchased;

                b)      quantity requested;

                c)      Product price per the applicable Attachment;

                d)      destination address and requested Shipment Date(s); and

                e)      reference to this Agreement and Agreement Number.

        5.4     [***]

6.0     SECURITY INTEREST

        IBM reserves a purchase money security interest in each Unit purchased under this Agreement in the amount of its Product price and in Buyer's proceeds from Product, including accounts receivable. These interests will be satisfied by payment in full. Buyer agrees to execute UCC-1 financing statements or other appropriate documents to be filed on IBM's behalf with appropriate state or other authorities in order to perfect IBM's security interest.

7.0     INVOICING, PAYMENT TERMS, TAXES

        7.1     [***]

        7.2 Buyer agrees to pay amounts equal to any taxes resulting from this Agreement, or any activities hereunder, exclusive of taxes based on IBM's net income. Buyer shall be responsible for any personal property taxes assessable on Products after delivery to the carrier.

        7.3 Buyer hereby certifies that it holds a valid Reseller's exemption certificate for Products purchased for resale in each applicable taxing jurisdiction. Based on this certification, IBM shall, where the law permits, treat Buyer as exempt from applicable state and/or local sales tax for Product purchased hereunder.



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        7.4     Where required by state or local law, Buyer shall provide IBM with a valid Reseller's Exemption Certificate for each taxing jurisdiction to which IBM will ship Products.

        7.5 Buyer shall notify IBM promptly in writing of any modification or revocation of its exempt status. Buyer shall reimburse IBM for any and all assessments resulting from a refusal by a taxing jurisdiction to recognize any Buyer exemption certificates, or from Buyer's failure to have a valid certificate. If Buyer purchases Product under this Agreement for internal use, Buyer agrees to notify IBM and pay applicable sales tax.

8.0     TERMINATION

        8.1 If Buyer shall fail to make payments in a timely fashion in accordance with Section 7.1, IBM may terminate this Agreement upon written notice to Buyer.

        8.2 Other than in the case of nonpayment, if either party is in default of any material provision of this Agreement and such default is not corrected within thirty (30) days of receipt of written notice, this Agreement may be terminated by the party not in default. If the default is such that it cannot be reasonably cured within thirty (30) days, then the defaulting party must commence cure within thirty (30) days and proceed to cure with due diligence.

        8.3 If Buyer terminates due to IBM default, all outstanding Purchase Orders shall be fulfilled by IBM unless Buyer notifies IBM in its default notice of its desire to cancel any or all such Purchase Orders, [***]

        8.4 If IBM terminates due to Buyer default, at IBM's discretion, all outstanding Purchase Orders shall be automatically cancelled and cancellation charges will apply in addition to any other amounts then due.

        8.5 Notwithstanding the provisions of Section 8.2, IBM shall have the right to terminate this Agreement immediately upon the occurrence of any of the following events:

                a) A Change of Control of Buyer shall have occurred; for purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if the stockholders of Buyer shall approve any plan or proposal for the liquidation or dissolution of Buyer.

                b) (i) Buyer shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title II of the United States Code or any other Federal or state bankruptcy, insolvency, or similar law, (b) consent to the



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                        institution of, or fail to controvert in a timely and
                        appropriate manner, any such proceeding or the filing of any such petition, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, or similar official for Buyer or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition for involuntary bankruptcy filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) admit in writing its inability to pay its debts as they become due or (g) take corporate action for the purpose of effecting any of the foregoing; or

                        (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of Buyer or of a substantial part of any of its property or assets, under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, or similar official for Buyer or for a substantial part of its property or (c) the winding-up or liquidation of Buyer, and, if and so long as contested by Buyer, either such proceeding or petition described in this clause (ii) shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for ninety (90) days.

                (c) In the event of termination under this Section 8.5, all amounts owing to IBM shall become immediately due and payable.

9.0     ENGINEERING CHANGES

        9.1 IBM may implement Engineering Changes required to satisfy governmental standards, protect data integrity or for safety or environmental reasons ("Mandatory Engineering Changes"). IBM will provide reasonable written notification to Buyer prior to implementation of a Mandatory Engineering Change. IBM reserves the right prior to delivery of Product to make Mandatory Engineering Changes without prior approval from Buyer.

        9.2     [***]

        9.3 For all previously shipped Product, IBM may issue Mandatory Engineering Changes (including parts, materials and documentation) at no charge to Buyer. IBM may also furnish to Buyer detailed installation instructions and any special tools, equipment, media and other related requirements for each Mandatory Engineering Change under this Agreement. Buyer must install Mandatory Engineering Changes on all Buyer installed Products and Products in its inventory



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                as specified by IBM and within a reasonable time period as specified by IBM. In the event Buyer fails to perform this responsibility in the manner and time as specified by IBM, IBM may install or cause to be installed Mandatory Engineering Changes on all Buyer installed Products and Products in Buyer's inventory at Buyer's expense, to include the cost of IBM labor at the then applicable rates plus incidental travel expenses. Buyer agrees to use its best efforts to obtain access for IBM to install or cause to be installed such Mandatory Engineering Changes on all Products sold or leased by Buyer, its Related Companies and Resellers. At IBM's option, such service may be performed at an IBM location, at Buyer's location, or at Buyer's customer location.

                If IBM requests the return of parts displaced from Units by installation of a Mandatory Engineering Change, Buyer will return those parts to IBM within ninety (90) days after installation of such Change.

        9.4 IBM may make available other Engineering Changes as requested by Buyer ("Optional Engineering Changes"). The cost of any Optional Engineering Changes that Buyer desires to implement will be borne by Buyer.

10.0    PRODUCT WARRANTY

        10.1 IBM warrants that any Units shipped under this Agreement will be free from any liens or other defects in title.

        10.2 IBM warrants that each Unit will be free from defects in material and workmanship for the warranty period as provided in the applicable Attachment, and will conform, when delivered, to IBM's wafer and module test program for the Product and to any specifications set forth in the applicable Attachment. This warranty does not address performance or nonperformance of Product.

        10.3 For a Product which Buyer determines during the warranty period does not conform to the warranty, IBM's obligation is limited to repairing, replacing or providing a credit for the Product. Products, as appropriate, found by Buyer to be defective shall be shipped transportation collect by Buyer to the designated IBM location. If IBM elects to repair or replace the Product, IBM will ship it back to Buyer, transportation prepaid by IBM. Exchanged parts will be free from any liens or other defects in title except as set forth in Section 6.0 above and will become the property of IBM.

        10.4 Should any Product while under warranty returned to IBM hereunder be found by IBM to be without defect, IBM will return such Product to Buyer and invoice Buyer for return transportation and for IBM's inspection time using IBM's then applicable hourly rates. Payment will be due and payable by Buyer upon receipt of the invoice.



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        10.5    This warranty does not include credit, repair or replacement for
                Products which are defective because of failure to provide a suitable installation environment, accident, disaster, neglect, abuse, misuse, transportation, alterations, attachments, accessories, supplies, non-IBM parts, or improperly performed repairs activities.

        10.6 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.0    IBM TRADEMARKS AND TRADE NAMES

        11.1 Neither this Agreement nor the sale of Product hereunder shall be deemed to give Buyer any right to use IBM's trademarks or any of IBM's trade names without IBM's specific, written consent.

        11.2 Buyer agrees IBM has ownership of and title to the trademark "IBM", all other trademarks and trade names of IBM, and the goodwill attaching thereto and agrees that any goodwill which accrues because of Buyer's use of the trademark "IBM" and any other trademarks and trade names of IBM shall vest in and become the property of IBM. Buyer will not contest, or take any action to contest, the trademarks or trade names of IBM, or use, employ or attempt to register any trademark or trade name which is confusingly similar to the trademarks or trade names of IBM.

        11.3 If IBM in its sole judgment determine that any of Buyer's advertising, promotional or related materials are an inaccurate or misleading use or a misuse of IBM trademarks or trade names, Buyer will, upon notice from IBM, change or correct such materials at its own expense.

12.0    INTELLECTUAL PROPERTY RIGHTS INDEMNITY

        12.1 IBM shall, at its own expense, defend any suit that is instituted by an owner of a patent, copyright or mask work right against Buyer to the extent such suit alleges that any Products, other than prototypes, or any part thereof sold or leased hereunder infringe any such patent, copyright or mask work right (except Products covered by Section 12.3, below), provided that such alleged infringement does not arise from any modification or addition made to the Products by anyone other than IBM, or the use of such Products as a part of or in combination with any other devices or parts or process, and provided further that the Buyer gives IBM prompt notice in writing of any such suit and permits IBM, through counsel of its choice, to answer the charge of infringement and defend such suit; and the Buyer gives IBM all the needed information, assistance and authority, at IBM's expense, to enable IBM to defend or settle such suit. In the case of a final award of



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                damages in any suit IBM, shall pay such award, but shall not be responsible for any settlement made without its prior written consent. In the event the use, lease or sale of the Products is enjoined, IBM may at its own option and expense:

                12.1.1 procure the Buyer the right to use, lease or sell such Products;

                12.1.2  replace such Products;

                12.1.3  modify such Products; or

                12.1.4 remove such Products and refund the aggregate payments made by the Buyer, less a reasonable sum for use, damage and obsolescence.

        12.2 THIS SECTION STATES IBM'S TOTAL RESPONSIBILITY AND LIABILITY, AND THE BUYER'S SOLE REMEDY, FOR ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY PRODUCTS DELIVERED HEREUNDER OR ANY PART THEREOF. THIS SECTION IS IN LIEU OF AND REPLACES ANY OTHER EXPRESS, IMPLIED OR STATUTORY WARRANTY AGAINST INFRINGEMENT.

        12.3 The Buyer shall, at its own expense, indemnify and hold IBM harmless from and against any expense or loss resulting from any infringement of any patent, trademark, copyright, trade secret or mask work right arising as a result of IBM's compliance with any of the Buyer's designs specifications or instructions, and shall defend at its own expense, including attorney's fees, any suit brought against IBM alleging any such infringement provided that IBM:

                12.3.1 gives the Buyer immediate notice of any suit and permits the Buyer, through counsel of its choice, to defend such suit; and

                12.3.2 gives the Buyer all needed information, assistance and authority, at the Buyers expense, necessary for the Buyer to defend any such suit.

13.0    CONFIDENTIAL INFORMATION

        13.1 Except as set forth in Section 13.2, all information exchanged under this Agreement will be deemed to be non-confidential. If it becomes necessary to exchange confidential information, the exchange will be made under a separate written agreement.

        13.2 Each party will keep the existence of this Agreement confidential until the first Unit is shipped by IBM to Buyer and will keep its contents confidential during the existence of this Agreement and for a period of three years thereafter and will not,



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                without first obtaining the written consent of the other party, disclose any portion of this Agreement or any information contained herein to any third party except as may be required to enforce this Agreement or by law. In the event such disclosure is required, the party making such disclosure will provide the other party sufficient notice for the other party to seek appropriate protection, in court if necessary. In the event of disclosure thereafter, the party making the disclosure will keep such disclosure to a minimum and protect the information so disclosed by a protective order or the like unless otherwise agreed by the parties.

14.0    LIMITATION OF REMEDIES

        14.1 IBM's entire liability and Buyer's exclusive remedy are set forth in this Section:

                a) In all situations involving defects in materials or workmanship or failure of Products furnished hereunder to conform to the warranty, Buyer's remedy is provision of an appropriate credit, or repair of the Product or replacement of its parts by IBM. IBM may, at its option, replace the Product. If, after repeated efforts, IBM is unable to provide a replacement Product, all as warranted, Buyer will be entitled to recover actual direct damages to the limits set forth in this Section. For any other claim concerning IBM's performance or nonperformance pursuant to, or in any other way related to the subject matter of, this Agreement, or any Purchase Order under this Agreement, Buyer will be entitled to recover actual direct damages to the limits set forth in this Section.

                b) IBM's liability for actual direct damages for any cause whatsoever, shall be limited to the applicable price paid for the specific Units that caused the damages or that are the subject matter of, or are directly related to, the cause of action. This limitation will apply, except as otherwise stated in this Section, regardless of the form of action, whether in contract or in tort, including negligence. This limitation will not apply to
                        Section 12.0 entitled "Intellectual Property Rights Indemnity." This limitation will not apply to claims by Buyer for bodily injury or damage to real property or tangible personal property caused by IBM's negligence.

                c) In no event will IBM be liable for any lost profits, lost savings, incidental damages or other consequential damages, even if IBM has been advised of the possibility of such damages.

                d) In addition, IBM will not be liable for any claim by Buyer based on any third-party claim, except as provided in Section 12.0 entitled "Intellectual Property Rights Indemnity" and except where the damages are for bodily injury (including death) and damage to real property and tangible personal property. In no event will IBM be liable for any damages caused by Buyer's failure to perform Buyer's responsibilities.



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        e)      [***]

        f) In addition, IBM has no liability when the Products are used in conjunction with nuclear materials or other extra-hazardous activities to the extent such liability is caused by such activities.

15.0    NOTICES

        Notices required to be given under this Agreement will be sent in accordance with the applicable Attachment.

16.0    GENERAL PROVISIONS

        16.1 Neither this Agreement nor any activities hereunder will impair any right of IBM or Buyer to design, develop, manufacture, market, service, or otherwise deal in, directly or indirectly, products or services including those which are competitive with those offered by IBM or Buyer.

        16.2 Buyer is an independent contractor and is not an agent of IBM for any purpose whatsoever. Buyer will not make any warranties or representations on IBM's behalf, nor will it assume or create any such obligations on IBM's behalf.

        16.3 The substantive laws of the State of New York govern this Agreement. [***]

        16.4 If any section or subsection of this Agreement is found by competent judicial authority to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such section or subsection in every other respect and the remainder of this Agreement shall continue in effect so long as the amended Agreement still expresses the intent of the parties. If the intent of the parties cannot be preserved, this Agreement shall be either renegotiated or terminated.

        16.5 This Agreement may be modified only by a written amendment signed by persons authorized to so bind Buyer and IBM.

        16.6 All obligations and duties which by their nature survive the expiration or termination of this Agreement shall remain in effect beyond any expiration or termination.



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        16.7    [***]

        16.8 Neither party shall be responsible for failure to fulfill its obligations under this Agreement due to fire, flood, war or other such cause beyond its control and without its fault or negligence provided it promptly notifies the other party.

        16.9 Neither party shall assign this Agreement or any rights hereunder without the prior written consent of the other party, except that IBM's rights to payments under the Agreement are freely assignable. In the event a party requests the right to assign this Agreement and the other party rejects such request, then the requesting party may terminate this Agreement without further obligation.

        16.10 Press releases and other like publicity or advertising which mentions the other party by name shall be agreed upon by both parties in writing prior to any release.

        16.11 The waiver by either party of an instance of the other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of subsequent instances or of either party's remedies for such noncompliance.

        16.12 Each party will comply with all applicable federal, state and local laws, regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to the export or re-export of machines, commodities, software and technical data insofar as they relate to the activities under this Agreement. Buyer agrees that machines, commodities, software and technical data provided under this Agreement are subject to restrictions under the export control laws and regulations of the United States of America, including, but not limited to, the U.S. Export Administration Act and the U.S. Export Administration Regulations. Buyer hereby gives its written assurance that neither machines, commodities, software or technical data provided by IBM under this Agreement, nor the direct product thereof, is intended to be shipped, directly or indirectly, to prohibited countries or nationals thereof. Buyer agrees it is responsible for obtaining required government documents and approvals to export any machine, commodity, software or technical data.

        16.13 No license, immunity or other right is granted herein to Buyer, its Resellers or End-Users, whether directly or by implication, with respect to any patent trademark, copyright, mask work, trade secret, utility model, know-how, or other intellectual property rights of IBM.

                THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, ATTACHMENT 1, AND THE JUST-IN-TIME (JIT) PROGRAM SUPPLEMENT, UNDERSTANDS THEM, AND AGREES TO BE



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                BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE
                THAT THIS AGREEMENT, ATTACHMENT 1, THE JUST-IN-TIME (JIT) PROGRAM SUPPLEMENT AND ANY INCORPORATED CONFIDENTIAL DISCLOSURE AGREEMENTS ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OF ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

                Agreed to:                         Agreed to:
                INTERNATIONAL BUSINESS             WESTERN DIGITAL
                MACHINES CORPORATION               CORPORATION
                1000 River Road                    20511 Lake Forest Drive
                Essex Jct., Vermont 05452          Lake Forest, California 92630

                By: /s/ JOHN G. BEISWENGER         By: /s/ JOHN F. COYNE
                   ----------------------------       --------------------------
                Name:  John G. Beiswenger          Name:  John F. Coyne
                Title: Executive Manager, MD WW    Title: Senior V.P. Worldwide
                       Contracts & Business               Operations
                       Practices, T. G.

                Date: March 2, 2001                Date: 15 February 2001



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[PAGES 15 THROUGH 24 ARE INTENTIONALLY OMITTED. ATTACHMENT 1 AND THE JIT PROGRAM
SUPPLEMENT HAVE BEEN AMENDED AND RESTATED IN THEIR ENTIRETY AND ARE INCLUDED AS
EXHIBIT 10.36.3 TO THE REGISTRANT'S FORM 1O-K FOR THE YEAR ENDED JUNE 28, 2002]


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                                                                       EXHIBIT I

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                            Participation Agreement

EFFECTIVE DATE OF THIS PARTICIPATION AGREEMENT ("PA"): February 7, 2001.

This PA adopts and incorporates by reference all of the terms and conditions of the Agreement for Fabrication and Purchase of Semiconductor Products No. 000690 between International Business Machines Corporation and Western Digital Corporation (the "Base Agreement").

The parties to this PA agree that purchases and sales of Products, as defined in the Base Agreement, will be conducted in accordance with, and be subject to, the terms and conditions of this PA, the Base Agreement and any applicable Attachments and Supplements.

The following terms and conditions amend provisions of the Base Agreement for purposes of this PA only: [IDENTIFY ANY DIFFERENT TERMS].

[***]

In the event the Base Agreement is terminated, the terms and conditions of the Base Agreement incorporated by reference herein shall survive such termination and remain in effect for purposes of this PA only.

ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:

By:_________________________________    By:___________________________________
Name:_______________________________    Name:_________________________________
Title:______________________________    Title:________________________________
Date:_______________________________    Date:_________________________________

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